PARTICIPATION AGREEMENT
                             -----------------------

                      ePLUS, INC. SUPPLEMENTAL BENEFIT PLAN



As provided in the above-referenced Plan dated February 23, 2005, you, _________________________, are hereby invited to participate. By accepting the invitation to participate in the Plan, you acknowledge that you have read the Plan, understand its terms, understand that benefits will be paid pursuant to the Plan only under the circumstances described therein, understand that you are a general unsecured creditor of ePlus, Inc. with respect to the benefits to be paid pursuant to the Plan, and that you have no interest in specific assets owned by ePlus, Inc.

I hereby accept the invitation of ePlus, Inc. to participate in its Supplemental Benefit Plan.




__________________________________          ________________________________
Participant                                 Witness


For purposes of this Plan, I hereby designate the following beneficiary or beneficiaries:


__________________________________
Beneficiary


If the above-named Beneficiary is not alive or otherwise in existence when payments are first due to be made under the Plan, I hereby designate the following contingent Beneficiary or Beneficiaries:



__________________________________
Contingent Beneficiary